UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2020

Date of reporting period:  October 31, 2019

Item 1. Report to Stockholders.

Oakhurst Strategic Defined Risk Fund

Institutional Class    OASDX

SEMI-ANNUAL REPORT
October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.oakhurstfunds.com, when the website becomes operational), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-625-4778 or by enrolling at www.oakhurstfunds.com- when the website becomes operational.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-625-4778 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.

OAKHURST STRATEGIC DEFINED RISK FUND

November 26, 2019

Dear Shareholders:

From April 30, 2019 through October 31, 2019, the Oakhurst Strategic Defined Risk Fund (the “Fund” or “OASDX”) had a total return of -0.10%. The S&P 500 (Price) had a return of 3.11%, and the HFRI Equity Hedge Index had a return of 3.23%. Effective May 20, 2019, the Fund’s new strategy that emulates structured notes by creating a similar return using U.S. Treasuries and exchange traded options went into effect. Since the implementation of the new strategy the Fund has returned 2.20% vs 6.95% for the S&P 500 (Price). The Fund’s beta over this time was 0.27, as such the Fund has generated about 0.32% in alpha over the period in question.

The Fund’s Objective: Capital appreciation while attempting to limit short term risk

Prior to the strategy change, the Fund historically used a mutual fund of funds structure and allocated assets to multiple open-end mutual funds primarily in the alternatives category. In order to identify the appropriate mutual fund, the Fund relied on a rigorous quantitative manager selection process, as well as ongoing macro-economic research. With the Fund’s new strategy, we believe we are better positioned to achieve the Fund’s objectives.

Analysis

Overall market conditions slowed our ability to allocate capital as quickly as we would have liked over the period in question. After an initial climb that began in early June, the market declined in early August but never reached our targets, and we remained fairly range bound for the rest of the month. The market rose nicely in early September, but failed to set new highs. Finally, in October we saw a breakout to the upside. While this price action is less interesting to us in terms of market timing, it is important in terms of exposure. This is due to the fact that the only way for us to manage correlation risk is by either ensuring that we are not overexposed to any particular strike price, or by diversifying the terms of our trades via time value. As such, we must wait for the market to move significantly before we place trades.

Low volatility also makes it difficult for us to find attractive trades at times. Options love volatility. The higher the volatility, the higher the uncertainty around the market outcome, and as such the higher the premiums. In our case, higher volatility allows us to capture a higher premium for puts we sell, allowing us to extend our cushions more than we would be able to otherwise. The low volatility environment was not helpful, but only slightly worsened terms of trades in comparison to interest rates.

One of our sources of cashflow for the trades we place in the Fund is interest from U.S. Treasuries. The lower the rates, the weaker the source and vis versa. For the better part of the period in question we were forced to deal with yield curve inversions and extremely low rates. This made it difficult at times for us to place trades because of poor terms, and even temporarily eliminated trades all together.

Oakhurst Advisors, LLC  |  1875 Century Park East, Suite 960, Los Angeles, CA 90067

Securities offered through Investment Security Corporation, Member FINRA/SIPC. Oakhurst Advisors, LLC and Investment Security Corporation are separate, unaffiliated entities.

OAKHURST STRATEGIC DEFINED RISK FUND

Going Forward

Given the current environment, it is difficult to say that we expect volatility to be back soon. Valuations are more comfortable today than they were a year ago, despite new record highs in the markets. Interest rates are lower than they were a year ago justifying higher valuations. We expect neither major fiscal legislation to come out of Washington in an election year, nor the Fed to make moves that could be interpreted as politically charged.

As always, there is also the geopolitical environment to consider. Most significantly, the China trade war (that may or may not be solved), poor macro conditions in Europe (that seem to matter less and less to the U.S. market every day), Brexit (that seems to be going nowhere), and our very own political upheavals merit are worthy of tracking.

The extreme uncertainty around the final outcomes of these scenarios and the market’s apparent nonchalant views of these potential problems lead us to believe that any major increase in volatility in the near term will result from the market waking up to an adverse result to one of these geopolitical scenarios.

Thank you,

Jeff Garden, CFA®
Portfolio Manager, Oakhurst Advisors, LLC

Oakhurst Advisors, LLC  |  1875 Century Park East, Suite 960, Los Angeles, CA 90067

Securities offered through Investment Security Corporation, Member FINRA/SIPC. Oakhurst Advisors, LLC and Investment Security Corporation are separate, unaffiliated entities.

OAKHURST STRATEGIC DEFINED RISK FUND

Past performance is not a guarantee of future results. References to other mutual funds should not be considered an offer of those securities.

Definitions

HFRI Fund of Funds Composite Index:
Fund of Funds invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. PLEASE NOTE: The HFRI Fund of Funds Index is not included in the HFRI Fund Weighted Composite Index. (Source HFRI)

S&P 500:
The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 9.9 trillion indexed or benchmarked to the index, with indexed assets comprising approximately USD 3.4 trillion of this total. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

Alpha:
Alpha is used as a measure of performance, indicating when a strategy, trader, or portfolio manager’s performance has beaten the market return over some period. Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index or benchmark that is considered to represent the market’s movement as a whole.

Beta:
In finance, the beta (ß or beta coefficient) of an investment indicates whether the investment is more or less volatile than the market as a whole. In general, a beta less than 1 indicates that of the investment is less volatile than the market, while a beta more than 1 indicates that the investment is more volatile than the market. Mutual fund investing involves risk.

Cashflow:
Cashflow is the net amount of cash and cash-equivalents being transferred into and out of a business. At the most fundamental level, a business’ ability to create value for shareholders is determined by its ability to generate positive cash flows, or more specifically, maximize long-term free cash flow.

Correlation:
In statistics, dependence or association is any statistical relationship, whether causal or not, between two random variables.

The outlook, views, and opinions presented are those of the Adviser as of May 20, 2019. These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Oakhurst Advisors, LLC  |  1875 Century Park East, Suite 960, Los Angeles, CA 90067

Securities offered through Investment Security Corporation, Member FINRA/SIPC. Oakhurst Advisors, LLC and Investment Security Corporation are separate, unaffiliated entities.

OAKHURST STRATEGIC DEFINED RISK FUND

Must be preceded or accompanied by a prospectus

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investments in other investment companies, including ETFs, closed-end mutual funds, and open-end mutual funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund’s investment will fluctuate in response to the performance of such portfolio. These risks apply to the Fund, as well as the Underlying Funds, which may themselves invest in other investment companies. The Fund may invest in foreign as well as emerging markets which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower- rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. The Funds invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. These risks are greater for micro-cap securities. An index is unmanaged. Investors cannot invest directly in an index. References to other mutual funds should not be considered an offer of those securities.

An index is unmanaged. Investors cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer the Schedule of Investments provided in this report.

The Oakhurst Strategic Defined Risk Fund is distributed by Quasar Distributors, LLC and Oakhurst Advisors, LLC is the investment advisor.

Oakhurst Advisors, LLC  |  1875 Century Park East, Suite 960, Los Angeles, CA 90067

Securities offered through Investment Security Corporation, Member FINRA/SIPC. Oakhurst Advisors, LLC and Investment Security Corporation are separate, unaffiliated entities.

OAKHURST STRATEGIC DEFINED RISK FUND

Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(10/31/2019)	(5/1/2019)	(10/31/2019)	(5/1/2019 to 10/31/2019)
Oakhurst Strategic Defined Risk Fund
Actual(2)(3)	1.75%	$1,000.00	$ 999.00	$8.79
Hypothetical
(5% annual return before expenses)(3)	1.75%	$1,000.00	$1,016.34	$8.87

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 184/366 to reflect its six-month period.
(2)	Based on the actual returns for the six-month period ended October 31, 2019 of -0.10%.
(3)	Excluding broker interest expense, your actual cost of investing and your hypothetical cost of investing would have been $8.04 and $8.11, respectively.

OAKHURST STRATEGIC DEFINED RISK FUND

Schedule of Investments (Unaudited)
October 31, 2019

	Shares	Value
EXCHANGE TRADED FUNDS – 2.88%
SPDR S&P 500 ETF Trust (a)	2,000	$606,660
Total Exchange Traded Funds
(Cost $593,070)		606,660

		Notional
PURCHASED OPTIONS – 8.10% (b)	Contracts (c)	Amount

Purchased Call Options – 8.07%
SPDR S&P 500 ETF Trust
Expiration: December 2019, Exercise Price: $297.00	20	$606,660	21,060
Expiration: January 2020, Exercise Price: $288.00	20	606,660	37,530
Expiration: January 2020, Exercise Price: $303.00	33	1,000,989	23,793
Expiration: March 2020, Exercise Price: $282.00	20	606,660	54,610
Expiration: June 2020, Exercise Price: $280.00	40	1,213,320	126,780
Expiration: June 2020, Exercise Price: $286.00	18	545,994	49,230
Expiration: September 2020, Exercise Price: $290.00	40	1,213,320	107,580
Expiration: January 2021, Exercise Price: $297.00	67	2,032,311	170,984
Expiration: March 2021, Exercise Price: $289.00	40	1,213,320	129,460
Expiration: March 2021, Exercise Price: $295.00	68	2,062,644	193,154
Expiration: September 2021, Exercise Price: $290.00	34	1,031,322	120,394
Expiration: December 2021, Exercise Price: $282.00	40	1,213,320	168,100
Expiration: December 2021, Exercise Price: $289.00	45	1,364,985	169,110
Expiration: December 2021, Exercise Price: $295.00	68	2,062,644	230,384
Expiration: December 2021, Exercise Price: $303.00	33	1,000,989	96,410
			1,698,579
Purchased Put Options – 0.03%
SPDR S&P 500 ETF Trust
Expiration: September 2020, Exercise Price: $225.00	20	606,660	5,770
			5,770
Total Purchased Options
(Cost $1,360,315)			1,704,349

U.S. GOVERNMENT NOTES/BONDS – 29.91%	Principal Amount
United States Treasury Notes/Bonds
1.75%, 11/30/2019	$1,301,000	1,300,893
1.63%, 3/15/2020	564,000	564,022
1.50%, 6/15/2020	1,120,000	1,119,366
1.38%, 9/15/2020	2,160,000	2,156,245
1.13%, 2/28/2021	1,156,000	1,149,159
Total U.S. Government Notes/Bonds
(Cost $6,275,399)		6,289,685

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Schedule of Investments (Unaudited) – Continued
October 31, 2019

	Shares	Value
SHORT TERM INVESTMENTS – 60.77%
Money Market Funds – 22.41% (d)(e)
Fidelity Institutional Money Market
Government Portfolio, Share Class I, 1.73%	4,714,522	$4,714,522

U.S. TREASURY BILLS – 38.36%	Principal Amount
United States Treasury Bills (f)
2.14%, 12/5/2019	$576,000	575,177
2.04%, 12/26/2019 (e)	5,000,000	4,988,389
2.04%, 1/20/2020	2,000,000	1,994,678
1.65%, 8/13/2020	515,000	508,829
		8,067,073
Total Short Term Investments
(Cost $12,775,401)		12,781,595

Total Investments
(Cost $21,004,185) – 101.66%		21,382,289
Other Liabilities In Excess Of Assets – (1.66)%		(350,033)
Total Net Assets – 100.00%		$21,032,256

ETF – Exchange Traded Fund
(a)	Held in connection with a written option contract. See Schedule of Written Options for further information.
(b)	Non-income producing security.
(c)	100 shares per contract.
(d)	The rate quoted is the annualized seven-day effective yield as of October 31, 2019.
(e)	All or a portion of this security has been committed as collateral for open written option contracts. The total value of assets committed as collateral as of October 31, 2019 is $4,990,600.
(f)	The rate shown is yield to maturity.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Schedule of Written Options (Unaudited)
October 31, 2019

		Notional
	Contracts (a)	Amount	Value
WRITTEN OPTIONS

Written Call Options
SPDR S&P 500 ETF Trust
Expiration: December 2019, Exercise Price: $306.00	(40)	$(1,213,320)	$(17,360)
Expiration: January 2020, Exercise Price: $305.00	(20)	(606,660)	(11,950)
Expiration: January 2020, Exercise Price: $318.00	(33)	(1,000,989)	(3,663)
Expiration: March 2020, Exercise Price: $302.00	(20)	(606,660)	(24,420)
Expiration: June 2020, Exercise Price: $300.00	(40)	(1,213,320)	(67,840)
Expiration: June 2020, Exercise Price: $305.00	(18)	(545,994)	(25,272)
Expiration: September 2020, Exercise Price: $320.00	(40)	(1,213,320)	(34,960)
Expiration: January 2021, Exercise Price: $325.00	(67)	(2,032,311)	(67,871)
Expiration: March 2021, Exercise Price: $335.00	(68)	(2,062,644)	(54,026)
Expiration: March 2021, Exercise Price: $343.00	(40)	(1,213,320)	(22,340)
Expiration: September 2021, Exercise Price: $315.00	(34)	(1,031,322)	(71,264)
Expiration: December 2021, Exercise Price: $385.00	(33)	(1,000,989)	(8,828)
			(409,794)
Written Put Options
SPDR S&P 500 ETF Trust
Expiration: January 2020, Exercise Price: $254.00	(20)	(606,660)	(1,420)
Expiration: January 2020, Exercise Price: $265.00	(33)	(1,000,989)	(3,910)
Expiration: March 2020, Exercise Price: $245.00	(20)	(606,660)	(3,350)
Expiration: June 2020, Exercise Price: $240.00	(40)	(1,213,320)	(11,020)
Expiration: June 2020, Exercise Price: $240.00	(18)	(545,994)	(5,283)
Expiration: September 2020, Exercise Price: $235.00	(40)	(1,213,320)	(15,220)
Expiration: January 2021, Exercise Price: $220.00	(67)	(2,032,311)	(26,733)
Expiration: March 2021, Exercise Price: $220.00	(68)	(2,062,644)	(32,266)
Expiration: March 2021, Exercise Price: $245.00	(40)	(1,213,320)	(33,160)
Expiration: September 2021, Exercise Price: $170.00	(34)	(1,031,322)	(6,987)
Expiration: December 2021, Exercise Price: $240.00	(85)	(2,578,305)	(97,155)
Expiration: December 2021, Exercise Price: $250.00	(68)	(2,062,644)	(92,208)
Expiration: December 2021, Exercise Price: $255.00	(33)	(1,000,989)	(48,576)
			(377,288)
Total Written Options
(Premiums received $790,192)			$(787,082)

ETF – Exchange Traded Fund
(a)	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Statement of Assets and Liabilities (Unaudited)
October 31, 2019

ASSETS:
Investments, at value (Cost $21,004,185)	$21,382,289
Cash	14,973
Deposits at brokers for written options contracts	420,448
Interest receivable	28,449
Prepaid expenses and other receivables	10,678
Total assets	21,856,837

LIABILITIES:
Written option contracts, at value (Premiums received $790,192)	787,082
Payable for fund administration and fund accounting fees	15,321
Payable for audit fees	8,295
Payable for transfer agent fees	5,958
Payable for trustees' fees	2,657
Payable for compliance fees	2,093
Payable for custodian fees	913
Payable to Adviser	124
Accrued expenses and other liabilities	2,138
Total liabilities	824,581

NET ASSETS	$21,032,256

NET ASSETS CONSIST OF:
Paid-in capital	$20,571,211
Total distributable earnings	461,045
Total net assets	$21,032,256

Institutional
Class Shares
Net assets	$21,032,256
Shares issued and outstanding(1)	2,055,440
Net asset value and offering price per share	$10.23

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Statement of Operations (Unaudited)
For the Six Months Ended October 31, 2019

INVESTMENT INCOME:
Interest income	$187,966
Dividend income	5,631
Total investment income	193,597

EXPENSES:
Investment advisory fees (See Note 3)	103,833
Administration and fund accounting fees (See Note 3)	45,087
Transfer agent fees (See Note 3)	18,062
Broker interest expense	15,385
Federal and state registration fees	12,375
Shareholder servicing fees – Institutional Class (See Note 5)	10,383
Legal fees	9,858
Audit fees	6,796
Compliance fees (See Note 3)	6,273
Trustees' fees (See Note 3)	3,950
Custodian fees (See Note 3)	2,869
Reports to shareholders	1,575
Other	5,052
Total expenses before reimbursement	241,498
Less: Expense reimbursement by Adviser (See Note 3)	(59,980)
Net expenses	181,518
NET INVESTMENT INCOME	12,079

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(605,362)
Net change in unrealized appreciation on:
Investments	573,928
Written option contracts	3,110
Net change in unrealized appreciation	577,038
Net realized and change in unrealized loss on investments	(28,324)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,245)

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	October 31, 2019	Year Ended
	(Unaudited)	April 30, 2019
OPERATIONS:
Net investment income (loss)	$12,079	$(130,778)
Net realized gain (loss) on investments	(605,362)	733,443
Net change in unrealized appreciation (depreciation)
on investments and written option contracts	577,038	(446,548)
Net increase (decrease) in net assets resulting from operations	(16,245)	156,117

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class (See Note 4)	—	(335,492)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(1)	111,683	105,667

NET INCREASE (DECREASE) IN NET ASSETS	95,438	(73,708)

NET ASSETS:
Beginning of period	20,936,818	21,010,526
End of period	$21,032,256	$20,936,818

(1)	A summary of capital share transactions is as follows:

	For the Six Months Ended
	October 31, 2019		For the Year Ended
	(Unaudited)		April 30, 2019
SHARE TRANSACTIONS:	Shares	Dollar Amount	Shares	Dollar Amount
Issued	10,980	$111,683	—	$—
Issued to holders in
reinvestment of dividends	—	—	35,167	335,492
Redeemed	—	—	(21,930)	(229,825)
Net increase in shares outstanding	10,980	$111,683	13,237	$105,667

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Financial Highlights

	For the
	Six Months Ended	For the	For the Period
	October 31, 2019	Year Ended	Inception through
	(Unaudited)	April 30, 2019	April 30, 2018(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.24	$10.34	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)(4)	— (5)	(0.06)	0.02
Net realized and unrealized
gain (loss) on investments	(0.01)	0.13	0.41
Total from investment operations	(0.01)	0.07	0.43
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.06)
From net realized gains	—	(0.17)	(0.03)
Total distributions	—	(0.17)	(0.09)
Net asset value, end of period	$10.23	$10.24	$10.34

TOTAL RETURN(6)	-0.10%	0.77%	4.35%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$21,032	$20,937	$21,011
Ratio of gross expenses to average net assets:
Before expense reimbursement(7)(8)	2.33%	2.30%	2.26%
After expense reimbursement(7)(8)	1.75%	1.60%	1.59%
Ratio of broker interest expense to average net assets(7)	0.15%	—%	—%
Ratio of operating expenses to average net
assets excluding broker interest expense
(after expense reimbursement)(7)(8)	1.60%	1.60%	1.59%
Ratio of net investment income (loss)
to average net assets(8)	0.12%	(0.63)%	0.23%
Portfolio turnover rate(6)(9)	111%	3%	1%

(1)	Inception date of the Institutional Class is May 10, 2017.
(2)	For an Institutional Class share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Amount per share is less than $0.01.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)
These ratios exclude the impact of expenses of the underlying funds as represented in the Schedule of Investments.  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(9)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and short-term options).  The denominator includes the average fair value of long positions throughout each period.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements (Unaudited)
October 31, 2019

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Oakhurst Strategic Defined Risk Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The primary investment objective of the Fund is to seek capital appreciation while seeking to limit short-term risk. The Fund commenced operations on May 10, 2017. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Institutional Class and Advisor Class. Institutional Class shares have no front end sales load, no deferred sales charge, and no redemption fee.  Advisor Class shares have a front end sales load of 5.75%, a deferred sales charge of 1.00%, and no redemption fee. Advisor Class shares are subject to a 0.25% distribution fee and a shareholder servicing fee of up to 0.10% of average daily net assets. As of October 31, 2019, Advisor Class shares are not available. Institutional Class shares are not subject to a distribution fee, and are subject to a shareholder servicing fee of up to 0.10% of average daily net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (REITS) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds) are typically valued at their reported net asset value (“NAV”) per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements (Unaudited) – Continued
October 31, 2019

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quote bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange-traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask prices across the exchanges where the options are principally traded. If the composite mean price is not available, last sale or settlement price may be used. For non-exchange traded options, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

All other assets of the Fund are valued in such a manner as the Valuation Committee under the supervision of the Board of Trustees (the “Board”), in good faith, deems appropriate to reflect its fair value.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements (Unaudited) – Continued
October 31, 2019

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of October 31, 2019:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Exchange Traded Funds	$606,660	$—	$—	$606,660
Purchased Options	—	1,704,349	—	1,704,349
U.S. Government Notes/Bonds	—	6,289,685	—	6,289,685
Short Term Investments	4,714,522	8,067,073	—	12,781,595
Total	$5,321,182	$16,061,107	$—	$21,382,289
Liabilities
Written Options	$—	$(787,082)	$—	$(787,082)
Total	$—	$(787,082)	$—	$(787,082)

As of October 31, 2019, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Transactions with Brokers – The Fund’s written options contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits beyond the written option proceeds by the Fund are presented as deposits at brokers on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

C.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 M. for further derivative disclosures and Note 2 J. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such an option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

D.  Purchased Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Fund purchases an option contract, an amount equal to the premiums paid is included in the Statement of Assets and

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements (Unaudited) – Continued
October 31, 2019

Liabilities as Investments at value, and is subsequently priced daily to reflect the value of the purchased option contract. Refer to Note 2 A. for a pricing description. Refer to Note 2 M. for further derivative disclosures and Note 2 J. for further counterparty risk disclosure. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

E.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

F.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

G. Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

H.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Advisor Class shares (See Note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.10% of average daily net assets of each class of shares (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

I.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

J.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. Written and purchased option contracts sold on an exchange have minimal counterparty risk; the exchange’s clearinghouse guarantees the options against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements (Unaudited) – Continued
October 31, 2019

K.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

L.  Statement of Cash Flows – Pursuant to the Cash Flows topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and have elected not to provide a statement of cash flows.

M.  Derivatives – The Fund may utilize derivative instruments such as options and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. Refer to Note 8 for further derivative disclosure.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the period ended October 31, 2019, the Fund’s monthly average quantity and notional value are described below:

	Average	Average
	Quantity	Notional Value
Purchased Option Contracts	443	$13,152,775
Written Option Contracts	736	$21,867,365

Statement of Assets and Liabilities

Fair values of derivative instruments as of October 31, 2019:

	Statement of Assets and	Fair Value
	Liabilities Location	Assets	Liabilities
Purchased Option Contracts	Investments,
Equity	at value	$1,704,349	$—
Written Option Contracts	Written option contracts,
Equity	at value	—	787,082
Total fair value of derivative instruments		$1,704,349	$787,082

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2019:

Amount of Realized Gain (Loss) on Derivatives

	Purchased Option	Written Option
Derivatives	Contracts*	Contracts	Total
Equity Contracts	$—	$—	$—
Total	$—	$—	$—

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements (Unaudited) – Continued
October 31, 2019

	Change in Unrealized Appreciation (Depreciation) on Derivatives

	Purchased Option	Written Option
Derivatives	Contracts**	Contracts	Total
Equity Contracts	$344,034	$3,110	$347,144
Total	$344,034	$3,110	$347,144

*	The amounts disclosed are included in the realized gain (loss) on investments.
**	The amounts disclosed are included in the change in unrealized appreciation (depreciation) on investments.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with Oakhurst Advisors, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding any front-end or contingent deferred loads, Rule 12b-1 fees – Advisor Class (See Note 5), shareholder servicing plan fees (See Note 5), taxes, leverage/borrowing interest (including interest incurred in connection with bank and custody overdrafts), interest expense, dividends paid on short sales, brokerage and other transaction expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, including but not limited to litigation expenses and judgements and indemnification expenses) do not exceed 1.50% of each class’ average daily net asset value. As of October 31, 2019, Advisor Class shares are not available. Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Trust’s Board and the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
4/30/2021	$130,844
4/30/2022	144,414
4/30/2023	59,980

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the chief compliance officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended October 31, 2019 are disclosed in the Statement of Operations.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements (Unaudited) – Continued
October 31, 2019

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is affiliated with Fund Services and the Custodian. This same Trustee is an interested person of the Distributor.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended April 30, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax period since the commencement of operations.

At April 30, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Tax cost of investments	$21,166,182
Unrealized appreciation	$528,795
Unrealized depreciation	(724,619)
Net unrealized depreciation	(195,824)
Undistributed long-term capital gain	732,406
Other accumulated loss	(59,292)
Total distributable earnings	$477,290

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. The Fund has elected to defer qualified late year losses of $59,292.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the year ended April 30, 2019, the following table shows the reclassifications made related to permanent tax adjustments due to net operating losses:

Distributable
Earnings	Paid-in Capital
$113,660	$(113,660)

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements (Unaudited) – Continued
October 31, 2019

The tax character of distributions paid for the periods ended October 31, 2019 and April 30, 2019 were as follows:

	Ordinary	Long-Term	Total
	Income*	Capital Gain	Distributions Paid
10/31/2019	$—	$—	$—
4/30/2019	—	335,492	335,492

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Advisor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Advisor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. As of October 31, 2019, Advisor Class shares are not available.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets in the Institutional Class and the Advisor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. As of October 31, 2019, Advisor Class shares are not available. During the period ended October 31, 2019, the Fund incurred expenses of $10,383 pursuant to the Agreement.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended October 31, 2019, were as follows:

	Purchases	Sales
U.S. Government	$4,402,856	$—
Other	$3,619,995	$21,582,212

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2019, National Financial Services, for the benefit of its customers, owned 99.5% of the outstanding shares of the Fund.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements (Unaudited) – Continued
October 31, 2019

8.  OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Interactive Brokers is the prime broker for exchange traded derivatives. Refer to Note 2 M. for further derivative disclosure.

		Gross	Net Amounts	Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross	Amounts	Presented
	Amounts of	Offset in the	in the
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged*	Amount
Liabilities:
Description
Written Option Contracts	$787,082	$ —	$787,082	$ —	$787,082	$ —
	$787,082	$ —	$787,082	$ —	$787,082	$ —

*  In some instances, the actual collateral pledged/received may be more than amount shown.

9.  SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

As of November 22, 2019, Jennifer E. Kienbaum no longer serves as Chief Compliance Officer and Anti-Money Laundering Officer.  As of November 26, 2019, Donna M. Barrette has replaced Ms. Kienbaum as Chief Compliance Officer, Anti-Money Laundering Officer and Vice President.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

OAKHURST STRATEGIC DEFINED RISK FUND

Additional Information (Unaudited)
October 31, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020), which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q or Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-844-625-4778.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-625-4778. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended October 31, is available (1) without charge, upon request, by calling 1-844-625-4778, or on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal period ended April 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period April 30, 2019 was 0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0%.

OAKHURST STRATEGIC DEFINED RISK FUND

Board Consideration of Investment Advisory Agreement (Unaudited)
October 31, 2019

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At an in-person meeting held on July 24, 2019 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Oakhurst Strategic Defined Risk Fund (the “Fund”), and Oakhurst Advisors, LLC (“Oakhurst”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Oakhurst to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Oakhurst provided information to the Board in response to requests submitted to it by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Oakhurst included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Oakhurst, including Oakhurst’s portfolio managers and other personnel, and the investment practices and techniques used by Oakhurst in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Oakhurst and the Fund’s overall fees and operating expenses compared with those of a peer group of mutual funds; (iv) Oakhurst’s profitability and economies of scale; and (v) other ancillary or “fall-out” benefits Oakhurst and/or its affiliates may receive based on their relationships with the Fund. In addition to the Meeting, the Board met telephonically on July 12, 2019 with Fund Services to discuss the materials that had been furnished by Oakhurst in response to the information requests. The Board met periodically over the course of the year. At these meetings, representatives of Oakhurst furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Oakhurst, and compliance and operational related to the Fund and Oakhurst.

In considering and approving the Advisory Agreement for another year, the Board considered the information it deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through previous interactions with Oakhurst. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management and the Interested Trustee. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, Extent and Quality of Services Provided to the Fund

The Board considered the nature, extent and quality of services provided to the Fund by Oakhurst under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Fund. It also included information about Oakhurst’s investment process and portfolio strategy for the Fund, the approach to security selection and the overall positioning of the Fund’s portfolio. The Board noted that Oakhurst had been managing the Fund’s portfolio since its inception.

OAKHURST STRATEGIC DEFINED RISK FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
October 31, 2019

The Board evaluated the ability of Oakhurst, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals. The Board further considered Oakhurst’s compliance program and its compliance record since the inception of the Fund, noting no material deficiencies.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, that Oakhurst is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

Investment Performance

The Board considered the Fund’s investment performance information as of December 31, 2018 as compared to its benchmark indexes, the S&P 500 Index and the HFRI Fund of Funds Index, noting the Fund underperformed each index for both the one-year and since inception periods ended December 31, 2018. The Board further noted that the Fund recently made material changes to its principal investment strategies and that the performance for each period represented that of the Fund’s prior investments strategy.

Additionally, the Board considered the Fund’s investment performance for the year-to-date and one-year periods ended March 31, 2019 as compared to a peer group derived from funds in the Morningstar, Inc. (“Morningstar”) US Fund Multialternative Funds category and noted that the Fund’s Institutional Class shares outperformed the Morningstar peer group average and median for the year-to-date period, but underperformed the Morningstar peer group average and median for the one-year period ended March 31, 2019.

The Board noted the Fund’s limited operating history and recent strategy change prevented consideration of performance over the longer term. The Board further noted it would continue to review the Fund’s performance on an on-going basis and in connection with future reviews of the Advisory Agreement.

Fees and Expenses

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Oakhurst for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar based on screening criteria applied by Fund Services in consultation with Oakhurst. The Board noted that the Management Fee Rate was equal to the peer median and lower than the peer average for the Expense Group.

The Board received and evaluated information about the nature and extent of responsibilities and duties assumed by Oakhurst. The Board noted Oakhurst reported that it does not serve as an investment adviser or sub-adviser to mutual funds other than the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Management Fee Rate was reasonable in light of the services expected to be covered, and those currently being covered, by the Advisory Agreement.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including contractual and/or estimated management fees, administrative fees, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement

OAKHURST STRATEGIC DEFINED RISK FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
October 31, 2019

arrangements. The Board recognized that Oakhurst had entered into an expense limitation agreement (the “Expense Limitation Agreement”) to limit the total annual fund operating expenses of each class of the Fund (excluding Rule 12b-1 fees, shareholder servicing fees, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.50% of the Fund’s average daily net assets. The Board considered the net operating expense ratios in comparison to the average and median ratios of the Expense Group. The Board received a description of the methodology and screening criteria used by Fund Services to select the mutual funds and share classes in the Expense Group. The Board noted the Fund’s net expense ratio for its Institutional Class shares was higher than the average ratio and median ratio of the Expense Group.

Based on its consideration of the factors and information it deemed relevant, including the distinguishing features of the Fund as described above, the Board concluded that the expense structure of the Fund supported the continuation of the Advisory Agreement.

Profitability and Economies of Scale

The Board requested and received a report on Oakhurst’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended March 31, 2019. The Board recognized that Oakhurst was not currently experiencing any net profits from its management of the Fund. The Board noted that the Fund had limited operating history and that Oakhurst expected to be profitable over time as the Fund continued to increase its assets under management. The Board noted that it would have an opportunity to consider Oakhurst’s profitability in the context of future contract renewals.

With respect to economies of scale, the Board considered that the Fund had limited operating history and that the Fund had experienced growth since it commenced operations. The Board was advised that the Expense Limitation Agreement limits costs to shareholders and provides a means of sharing potential economies of scale with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals as Oakhurst continues to expand its operations and the Fund grows.

Ancillary Benefits Derived from the Relationship with the Fund

The Board received and considered information regarding ancillary or “fall-out” benefits to Oakhurst as a result of its relationship with the Fund. Ancillary benefits could include benefits potentially derived from an increase in Oakhurst’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Oakhurst, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Oakhurst were unreasonable.

Conclusions

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the Advisory Agreement for an additional one-year term.

INVESTMENT ADVISER
Oakhurst Advisors, LLC
1875 Century Park East, Suite 960
Los Angeles, CA 90067

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue NW
Washington, DC 20001

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-844-625-4778.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Series Portfolios Trust

By (Signature and Title)*        /s/Ryan Roell
Ryan Roell, President

Date              12/4/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Ryan Roell
Ryan Roell, President

Date 12/4/2019

By (Signature and Title)*        /s/Cullen Small
Cullen Small, Treasurer

Date 12/4/2019